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                                                                    Exhibit 10.1

                                 LOAN AGREEMENT
                                 --------------

         THIS LOAN AGREEMENT dated as of December 15, 2001 (the "Loan Agreement") between RMH Teleservices, Inc. (the "Company"), a Pennsylvania corporation with offices at 40 Morris Avenue, Bryn Mawr, PA 19010, and ______________ (the "Employee").

                                   WITNESSETH:
                                   -----------

         WHEREAS, pursuant to a resolution of the Company's Board of Directors adopting the 2001 Stock Award Plan (the "Plan"), the Company has awarded shares of Company Common Stock, no par value, to the Employee, subject to certain risks of forfeiture; and

         WHEREAS, upon receiving shares of the Company's Common Stock (the "Stock"), Employee has made an election (the "83(b) Election") under Section 83(b) of the Internal Revenue Code of 1986, as amended, and applicable regulations promulgated thereunder (the "Code"); and

         WHEREAS, the Company has agreed to lend to Employee certain amounts (the "Loan") in connection with tax liabilities incurred by Employee by reason of the 83(b) Election; and

         WHEREAS, the Company is obligated to make withholding payments with respect to Employee's income attributable to the transfer of the Stock and Employee's 83(b) Election, which amounts are required to be withheld from other amounts payable by the Company to Employee or to be made available by Employee to the Company in connection with the transfer of the Stock under the terms of the Plan; and

         WHEREAS, Employee will execute and deliver to the Company a promissory note to evidence the Loan made hereunder (the "Note").

         NOW, THEREFORE, for and in consideration of the mutual covenants and representations hereinafter contained, and intending to be legally bound hereby, the parties hereto mutually agree as follows:

         (a)      The Company Loan and Note.
                  -------------------------

                  (i) The Company agrees, upon the terms and subject to the conditions hereinafter set forth, to lend to Employee the sum of _______________________ dollars ($_____). The Company's Loan, evidenced by the
Note in the form of Exhibit A attached hereto and incorporated herein by reference, shall be for the amount set forth in the Note, and shall be repaid and shall bear interest, mature, be subject to redemption or prepayment and conform in all other respects to such terms as are set forth or incorporated in the Note;

                  (ii) The Company and Employee agree that the Loan will be secured by the Company's Common Stock issued to the Employee through the Plan; provided, however, that

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nothing contained herein shall cause the Loan to be treated as limiting recourse to such Common Stock, and it is agreed that the liability for repayment of the Loan shall be with personal recourse to Employee.

         (b)      Application of Loan Proceeds. The loan is to be used to pay
                  ----------------------------
Employee's obligations with respect to the withholding payments required to be made by the Company in connection with the transfer of the Stock and Employee's 83(b) Election.

         (c)      Representations and Warranties of Employee. In connection with
                  ------------------------------------------
the Loan hereunder, Employee represents and warrants to the Company that this Agreement constitutes the legal, valid and binding obligation of Employee, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Employee do not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Employee is a party or any judgment, order or decree to which Employee is subject.

         (d)      Relation to Employment Terms. As an inducement to the Company
                  ----------------------------
to issue the Loan to the Employee and as a condition thereto, Employee acknowledges and agrees that:

                  (i) neither the issuance of the Loan to Employee nor any provision contained herein or in the Note shall entitle Employee to remain in the employment of the Company and its subsidiaries or affect the right of the Company to terminate Employee's employment at any time;

                  (ii) upon an occasion in which the Employee resigns or leaves the employ of the Company in any other voluntary manner, or the Employee's employment is terminated for Cause, the provisions of this Loan Agreement shall remain in full force and effect; and all amounts then due shall become payable in full over a period not to exceed ___________ [e.g., six months]. For purposes of this Agreement, "Cause" shall mean: (a) any finding by the Company, after full consideration of the facts presented on behalf of both the Company and the Employee, that the Employee has been engaged in disloyalty to the Company or an affiliate of the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of the Employee's employment or service, or has disclosed trade secrets or confidential information of the Company or an affiliate of the Company; or (b) any other event that would constitute "cause" for a termination of Employee's employment with the Company under the terms of any employment agreement between the Company and Employee as may be in effect from time to time.

         (e)      Covenant of the Company. The Company covenants and agrees, so
                  -----------------------
long as the Loan Agreement remains in effect or the Loan is outstanding, that upon an occasion in which the Employee's employment is terminated by the Company without Cause, the Loan Agreement will be rendered null and void and any debt remaining on the Loan will be forgiven or assumed by the Company, and the Note shall be canceled and returned to the Employee.

         (f)      General Provisions.
                  ------------------


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                  (i)    Severability. Whenever possible, each provision of this
                         ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (ii)   Complete Agreement. This Agreement, those documents
                         ------------------
expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  (iii)  Counterparts. This Agreement may be executed in
                         ------------
separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                  (iv)   Successors and Assigns. Except as otherwise provided
                         ----------------------
herein, this Agreement shall bind and inure to the benefit of and be enforceable by Employee and the Company and their respective successors and assigns. The Company may assign its rights and obligations under this Agreement without the consent of the Employee. The Employee may not assign its rights and obligations under this Agreement, and any such assignment, without the Company's consent, shall be void ab initio.

                  (v)    Choice of Law. All questions concerning the
                         -------------
construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by the internal law, and not the law of conflicts, of the Commonwealth of Pennsylvania.

                  (vi)   Remedies. Each of the parties to this Agreement shall
                         --------
be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor.

                  (vii)  Amendment and Waiver. The provisions of this Agreement
                         --------------------
may be amended and waived only with the prior written consent of the Company and Employee.

                  (viii) Business Days. If any time period for giving notice or
                         -------------
taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                              RMH Teleservices, Inc.


                                              By:

                                              Its:




                                              Employee

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                               Schedule of Terms
                               -----------------

Exhibit 10.1 of Item 6(a) of Part II of this Quarterly Report on Form 10-Q is a form of the loan agreement (the "Loan Agreement") dated as of December 15, 2001 by and the Company and certain employees of the Company. Each of the following officers of the Company entered into such a Loan Agreement with the Company and each officer is defined as the "Employee" for the purpose of such officer's respective Loan Agreement:

        1.    John Fellows

        2.    J. Scot Brunke

        3.    Robert Berwanger

        4.    Paul Little

        5.    Paul Burkitt

        6.    Michael Scharff